                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Byron L. Bergren, President and Chief Executive Officer of The Elder-Beerman Stores Corp., (the "Company"), do hereby certify in accordance with 18. U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         The Quarterly Report on Form 10-Q of the Company for the period ending August 2, 2003 (the "Periodic Report") fully complies with the requirement of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         The information contained in the Periodic Report fairly present, in all material respects, the financial condition and results of operation of the Company.

Dated:  September 15, 2003

                                        /s/ Byron L. Bergren
                                        -------------------------------------
                                        Byron L. Bergren
                                        President and Chief Executive Officer